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                                             EXHIBIT 24



                        POWER OF ATTORNEY
                        -----------------


      Each of the undersigned directors of New England Electric System
  (the "Company"), individually as a director of the Company, hereby constitutes and appoints John G. Cochrane, Robert K. Wulff, and Geraldine
  M. Zipser, individually, as attorney-in-fact to execute on behalf of the undersigned the Company's annual report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission, and to execute any appropriate amendment or amendments thereto as may be required by law.

  Dated this 24th day of February, 1998.

  s/Joan T. Bok                                             s/Joshua A. McClure
  _________________________           _________________________
  Joan T. Bok                         Joshua A. McClure


  s/William M. Bulger                 s/George M. Sage
  _________________________           _________________________
  William M. Bulger                                         George M. Sage


  s/Alfred D. Houston                 s/Richard P. Sergel
  _________________________           _________________________
  Alfred D. Houston                                         Richard P. Sergel


  s/Paul L. Joskow                                          s/Charles E. Soule
  _________________________           _________________________
  Paul L. Joskow                                            Charles E. Soule


  s/John M. Kucharski                 s/Anne Wexler
  _________________________           _________________________
  John M. Kucharski                                         Anne Wexler


  s/Edward H. Ladd                                          s/James Q. Wilson
  _________________________           _________________________
  Edward H. Ladd                                            James Q. Wilson


                                      s/James R. Winoker
                                      _________________________
                                      James R. Winoker